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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 16, 2003


                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                    1-10877                   73-1389684
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

         On September 16, 2003, Terra Nitrogen Company, L.P. issued the press release contained in Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7.  Exhibits

         99.1     September 16, 2003 Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                TERRA NITROGEN COMPANY, L.P.

                                                By:   Terra Nitrogen Corporation
                                                Its:  General Partner


                                                /s/ Mark A. Kalafut
                                                --------------------------------
                                                Mark A. Kalafut
                                                Vice President, General Counsel
                                                and Corporate Secretary


Date: September 17, 2003